UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 22, 2018

Gladstone Investment Corporation

(Exact Name of Registrant as Specified in its Charter)

Delaware	814-00704	83-0423116
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1521 Westbranch Drive, Suite 100 McLean, Virginia		22102
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s telephone number, including area code: (703) 287-5800

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter). Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.01	Entry into a Material Definitive Agreement.

On February 22, 2018, Gladstone Investment Corporation (the “Company”), Gladstone Management Corporation and Gladstone Administration LLC entered into Sales Agreements (the “Sales Agreements”) with Cantor Fitzgerald & Co., Ladenburg Thalmann & Co. Inc. and Wedbush Securities Inc., respectively (the “Sales Agents”), under which the Company may, from time to time, issue and sell through the Sales Agents, shares of the Company’s common stock, par value $0.001 per share, up to an aggregate amount of $35,000,000 (the “Shares”), based upon instructions from the Company (including, at a minimum, the number of Shares to be offered, the time period during which sales are requested to be made, any limitation on the number of Shares that may be sold in any one day and any minimum price below which sales may not be made). Sales of Shares through the Sales Agents, if any, will be executed by means of either ordinary brokers’ transactions on the Nasdaq Global Select Market in accordance with Rule 153 under the Securities Act of 1933, as amended, or such other sales of the Shares as shall be agreed by the Company and the respective Sales Agent, at market prices prevailing at the time of sale, at prices related to prevailing market prices or at negotiated prices. The Sales Agents will be entitled to compensation under the terms of the Sales Agreements at a commission of up to 2.0% of the gross sales price per share of common stock sold pursuant to the Sales Agreements.

The offering of shares of common stock pursuant to the Sales Agreements will terminate upon the earlier of (1) the sale of shares of common stock having an aggregate offering price of $35,000,000 or (2) the termination of the Sales Agreements by the Company or the Sales Agents.

The foregoing description of terms of the Sales Agreements is qualified in its entirety by reference to the Sales Agreements, which have been previously filed with the Securities and Exchange Commission and are incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit No.	Description

10.1	Controlled Equity Sales OfferingTM Agreement among the Registrant, Gladstone Management Corporation, Gladstone Administration, LLC and Cantor Fitzgerald & Co., dated February 22, 2018, incorporated by reference to Exhibit 2.h.2 to Post-Effective Amendment No. 6 to the Registration Statement on Form N-2 (File No. 333-204996), filed February 22, 2018.

10.2	Sales Agreement among the Registrant, Gladstone Management Corporation, Gladstone Administration, LLC and Ladenburg Thalmann & Co. Inc., dated February 22, 2018, incorporated by reference to Exhibit 2.h.3 to Post-Effective Amendment No. 6 to the Registration Statement on Form N-2 (File No. 333-204996), filed February 22, 2018.

10.3	Sales Agreement among the Registrant, Gladstone Management Corporation, Gladstone Administration, LLC and Wedbush Securities Inc., dated February 22, 2018, incorporated by reference to Exhibit 2.h.4 to Post-Effective Amendment No. 6 to the Registration Statement on Form N-2 (File No. 333-204996), filed February 22, 2018.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Gladstone Investment Corporation (Registrant)

February 22, 2018	By:	/s/ Julia Ryan
Julia Ryan, Chief Financial Officer and Treasurer